Exhibit 99.3

CONDENSED CONSOLIDATING FINANCIAL INFORMATION

       Fort James Corporation is an issuer of certain securities registered under the Securities Act of 1933, thus subjecting it to reporting requirements under Section 15(d) of the Securities Exchange Act of 1934. Certain assets and liabilities are administered by the Corporation, and, accordingly are maintained at Georgia-Pacific Corporation and are not reflected on the balance sheets of Non-Guarantor Subsidiaries or Fort James Corporation. The statements of income properly reflect all results of operations of each respective entity. The following condensed consolidating financial information is presented in lieu of consolidated financial statements for Fort James because the securities are fully and unconditionally guaranteed by the Corporation.

Consolidating Statement of Income

For the Year Ended December 29, 2001

	Georgia-		Fort James	Other Non-
	Pacific	Fort James	Non-Guarantor	Guarantor	Consolidating	Consolidated
	Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Net sales	$9,595	$—	$6,629	$11,271	$(2,479)	$25,016

Costs and expenses
Cost of sales	8,159	—	4,467	9,257	(2,479)	19,404
Selling and distribution	463	—	579	983	—	2,025
Depreciation and amortization	491	—	532	320	—	1,343
General and administrative	494	—	294	284	—	1,072
Interest	760	201	34	85	—	1,080
Other loss (income), including equity income in affiliates	38	(409)	—	51	707	387

Total costs and expenses	10,405	(208)	5,906	10,980	(1,772)	25,311

(Loss) income from continuing operations before income taxes	(810)	208	723	291	(707)	(295)
Provision (benefit) for income taxes	(395)	(74)	314	336	—	181

(Loss) income from continuing operations	(415)	282	409	(45)	(707)	(476)
(Loss) income from discontinued operations, net of taxes	(3)	—	—	73	—	70

(Loss) income before extraordinary item and accounting change	(418)	282	409	28	(707)	(406)
Extraordinary loss from early retirement of debt, net of taxes	—	(12)	—	—	—	(12)
Cumulative effect of accounting change, net of taxes	11	—	—	—	—	11

Net (loss) income	$(407)	$270	$409	$28	$(707)	$(407)

Consolidating Statement of Income

For the Year Ended December 30, 2000

	Georgia-		Fort James	Other
	Pacific	Fort James	Non-Guarantor	Non-Guarantor	Consolidating	Consolidated
	Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Net sales	$12,327	$—	$592	$14,299	$(5,168)	$22,050

Costs and expenses
Cost of sales	10,750	—	404	11,373	(5,168)	17,359
Selling and distribution	447	—	88	1,065	—	1,600
Depreciation and amortization	460	—	55	395	—	910
General and administrative	509	—	12	335	—	856
Interest	504	21	3	67	—	595
Other loss (income), including equity income in affiliates	(707)	(13)	(1)	201	697	177

Total costs and expenses	11,963	8	561	13,436	(4,471)	21,497

Income from continuing operations before income taxes	364	(8)	31	863	(697)	553
Provision (benefit) for income taxes	(142)	(8)	18	342	—	210

Income from continuing operations	506	—	13	521	(697)	343
(Loss) Income from discontinued operations, net of taxes	(1)	—	—	163	—	162

Net income	$505	$—	$13	$684	$(697)	$505

Consolidating Statement of Income

For the Year ended January 1, 2000

	Georgia-		Fort James	Other Non-
	Pacific	Fort James	Non-Guarantor	Guarantor	Consolidating	Consolidated
	Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Net sales	$12,984	$—	$—	$9,986	$(4,561)	$18,409

Costs and expenses
Cost of sales	10,759	—	—	8,219	(4,561)	14,417
Selling and distribution	805	—	—	13	—	818
Depreciation and amortization	475	—	—	340	—	815
General and administrative	437	—	—	328	—	765
Interest	414	—	—	12	—	426
Asset Impairment	—	—	—	—	—	—
Other loss (income), including equity income in affiliates	(1,060)	—	—	2	1,062	4

Total costs and expenses	11,830	—	—	8,914	(3,499)	17,245

(Loss) income from continuing operations before income taxes	1,154	—	—	1,072	(1,062)	1,164
Provision (benefit) for income taxes	38	—	—	410	—	448

Income from continuing operations before income taxes	1,116	—	—	662	(1,062)	716
Income from discontinued operations, net of taxes	—	—	—	400	—	400

Net income (loss)	$1,116	$—	$—	$1,062	$(1,062)	$1,116

Consolidating Statement of Cash Flows

For the Year Ended December 29, 2001

	Georgia-		Fort James	Other Non-
	Pacific	Fort James	Non-Guarantor	Guarantor	Consolidating	Consolidated
	Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Cash provided by (used for) operations	$168	$(139)	$817	$335	$301	$1,482

Cash flows from investing activities:
Property, plant and equipment investments	(276)	—	(287)	(176)	—	(739)
Timber and timberlands purchases	—	—	—	(31)	—	(31)
Acquisitions	—	—	(46)	(87)	—	(133)
Proceeds from sales of assets	184	—	—	2,127	—	2,311
Other	10	—	(28)	(48)	—	(66)

Cash provided by (used for) investing activities	(82)	—	(361)	1,785	—	1,342

Cash flows from financing activities:
Net increase (decrease) in debt	(2,100)	(471)	(30)	(183)	—	(2,784)
Net change in intercompany payable	2,061	610	(420)	(1,950)	(301)	—
Common stock repurchased		—	—	—	—	—
Proceeds from option plan exercises	165	—	—	—	—	165
Fees paid to issue debt	(38)	—	(1)	—	—	(39)
Cash dividends paid	(175)	—	—	—	—	(175)

Cash (used for) financing activities	(87)	139	(451)	(2,133)	(301)	(2,833)

(Decrease) increase in cash	(1)	—	5	(13)	—	(9)
Balance at beginning of year	1	—	8	31	—	40

Balance at end of year	$—	$—	$13	$18	$—	$31

Consolidating Statement of Cash Flows

For the Year Ended December 30, 2000

	Georgia-		Fort James	Other Non-
	Pacific	Fort James	Non-Guarantor	Guarantor	Consolidating	Consolidated
	Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Cash provided by (used for) operations	$527	$(13)	$(22)	$1,484	$(420)	$1,556

Cash flows from investing activities:
Property, plant and equipment investments	(535)	—	(39)	(335)	—	(909)
Timber and timberlands purchases	—	—	—	(59)	—	(59)
Acquisitions	(6,140)	—	—	(2)	—	(6,142)
Proceeds from sales of assets	35	—	—	387	—	422
Other	6	—	(21)	(48)	—	(63)

Cash used for investing activities	(6,634)	—	(60)	(57)	—	(6,751)

Cash flows from financing activities:
Net increase (decrease) in debt	7,622	(1,125)	183	(1,152)	—	5,528
Net change in intercompany payable	(1,200)	1,138	(93)	(265)	420	—
Common stock repurchased	(140)	—	—	—	—	(140)
Proceeds from option plan exercises	26	—	—	—	—	26
Fees paid to issue debt	(34)	—	—	(4)	—	(38)
Cash dividends paid	(166)	—	—	—	—	(166)

Cash (used for) provided by financing activities	6,108	13	90	(1,421)	420	5,210

Increase in cash	1	—	8	6	—	15
Balance at beginning of year	—	—	—	25	—	25

Balance at end of year	$1	$—	$8	$31	$—	$40

Consolidating Statement of Cash Flows

For the Year ended January 1, 2000

	Georgia-		Fort James	Other Non-
	Pacific	Fort James	Non-Guarantor	Guarantor	Consolidating	Consolidated
	Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Cash provided by (used for) operations	$1,114	$—	$—	$165	$(7)	$1,272

Cash flows from investing activities:
Property, plant and equipment investments	(377)	—	—	(346)	—	(723)
Timber and timberland purchases	—	—	—	(78)	—	(78)
Acquisitions	(869)	—	—	(789)	—	(1,658)
Proceeds from sales of assets	25	—	—	79	—	104
Other	22	—	—	7	—	29

Cash provided by (used for) investing activities	(1,199)	—	—	(1,127)	—	(2,326)

Cash flows from financing activities
Net increase (decrease) in debt	(144)	—	—	797	—	653
Senior deferrable notes	863	—	—	—	—	863
Net change in intercompany	(192)	—	—	185	7	—
Cash dividends paid	(170)	—	—	—	—	(170)
Proceeds from option plan exercises	116	—	—	—	—	116
Common stock repurchased	(388)	—	—	—	—	(388)

Cash provided by (used for) financing activities	85	—	—	982	7	1,074

Increase (decrease) in cash	—	—	—	20	—	20
Balance at beginning of year	1	—	—	4	—	5

Balance at end of year	$1	$—	$—	$24	$—	$25

Consolidating Balance Sheet

As of December 29, 2001

	Georgia-		Fort James	Other Non-
	Pacific	Fort James	Non-Guarantor	Guarantor	Consolidating	Consolidated
	Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Assets
Current assets:
Cash	$—	$—	$13	$18	$—	$31
Receivables, less allowances	35	—	675	1,642	—	2,352
Inventories	781	—	922	809	—	2,512
Deferred income tax assets	34	—	72	(5)	—	101
Other current assets	1,039	—	104	228	(907)	464

Total current assets	1,889	—	1,786	2,692	(907)	5,460

Total property, plant and equipment, net	3,169	—	4,428	2,195	—	9,792

Goodwill, net	761	—	6,627	877	—	8,265

Other assets	13,788	9,370	872	1,788	(22,971)	2,847

Total assets	$19,607	$9,370	$13,713	$7,552	$(23,878)	$26,364

Liabilities and Shareholders’ Equity
Current liabilities:
Short-term debt	$2,052	$159	$26	$619	$—	$2,856
Accounts payable	602	—	502	526	—	1,630
Other current liabilities	849	—	635	289	(449)	1,324

Total current liabilities	3,503	159	1,163	1,434	(449)	5,810

Long-term debt, excluding current portion	7,562	1,208	451	137	—	9,358

Senior deferrable notes	863	—	—	—	—	863

Other long-term liabilities	2,522	—	1,703	2,698	(3,341)	3,582

Deferred income tax liabilities	252	—	1,026	568	—	1,846

Shareholders’/invested equity	4,905	8,003	9,370	2,715	(20,088)	4,905

Total liabilities and shareholders’ equity	$19,607	$9,370	$13,713	$7,552	$(23,878)	$26,364

Consolidating Balance Sheet

As of December 30, 2000

	Georgia-		Fort James	Other
	Pacific	Fort James	Non-Guarantor	Non-Guarantor	Consolidating	Consolidated
	Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Assets
Current assets:
Cash	$1	$—	$8	$31	$—	$40
Receivables, less allowances	130	—	671	1,903	—	2,704
Inventories	818	—	890	1,185	—	2,893
Deferred income tax assets	76	—	86	14	—	176
Net assets of discontinued operations		—	—	145	—	145
Other current assets	465	—	397	193	(606)	449

Total current assets	1,490	—	2,052	3,471	(606)	6,407

Total property, plant and equipment, net	3,882	—	4,689	3,213	—	11,784

Goodwill, net	1,444	—	6,584	957	—	8,985

Other assets	15,029	9,578	613	1,495	(24,473)	2,242

Total assets	$21,845	$9,578	$13,938	$9,136	$(25,079)	$29,418

Liabilities and Shareholders’ Equity
Current liabilities:
Short-term debt	$1,645	$196	$21	$697	$—	$2,559
Accounts payable	593	—	602	613	—	1,808
Other current liabilities	692	—	518	354	(255)	1,309

Total current liabilities	2,930	196	1,141	1,664	(255)	5,676

Long-term debt, excluding current portion	10,109	1,657	464	125	—	12,355

Senior deferrable notes	863	—	—	—	—	863

Other long-term liabilities	1,781	—	1,735	2,980	(3,849)	2,647

Deferred income tax liabilities	440	—	1,020	695	—	2,155

Shareholders’/invested equity	5,722	7,725	9,578	3,672	(20,975)	5,722

Total liabilities and shareholders’ equity	$21,845	$9,578	$13,938	$9,136	$(25,079)	$29,418

Consolidating Statement of Income

Third Quarter 2002

			Fort James	Other Non-
	Georgia-	Fort James	Non-Guarantor	Guarantor	Consolidating	Consolidated
	Pacific Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Net sales	$2,547	$—	$1,711	$2,547	$(653)	$6,152

Costs and expenses
Cost of sales, excluding depreciation and amortization	2,193	—	1,165	2,103	(653)	4,808
Selling and distribution	118	—	167	221	—	506
Depreciation and amortization	110	—	87	58	—	255
General and administrative	136	—	77	61	—	274
Interest	127	47	6	19	—	199
Asset impairment	1	—	—	—	—	1
Other (income) loss including equity income in affiliates	(154)	(141)	3	4	300	12

Total costs and expenses	2,531	(94)	1,505	2,466	(353)	6,055

Income (loss) from continuing operations before income taxes	16	94	206	81	(300)	97
(Benefit) provision for income taxes	(50)	(17)	65	33	—	31

Income (loss) from continuing operations	66	111	141	48	(300)	66
Income from discontinued operation, net of taxes	—	—	—	—	—	—

Net income (loss)	$66	$111	$141	$48	$(300)	$66

Consolidating Statement of Income

Third Quarter 2001

		Fort	Fort James	Other Non-
	Georgia-	James	Non-Guarantor	Guarantor	Consolidating	Consolidated
	Pacific Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Net sales	$2,195	$—	$1,621	$2,640	$(150)	$6,306

Costs and expenses
Cost of sales, excluding depreciation and amortization	1,789	$—	1,039	2,127	(150)	4,805
Selling and distribution	118	—	170	236	—	524
Depreciation and amortization	155	—	88	76	—	319
General and administrative	115	—	76	66	—	257
Interest	180	48	8	18	—	254
Asset impairment	—	—	—	—	—	—
Other loss (income) including equity income in affiliates	64	(150)	(14)	80	89	69

Total costs and expenses	2,421	(102)	1,367	2,603	(61)	6,228

(Loss) income from continuing operations before income taxes	(226)	102	254	37	(89)	78
(Benefit) provision for income taxes	(59)	(18)	104	233	—	260

(Loss) income from continuing operations	(167)	120	150	(196)	(89)	(182)
Income from discontinued operation, net of taxes	—	—	—	15	—	15

Net (loss) income	$(167)	$120	$150	$(181)	$(89)	$(167)

Consolidating Statement of Income

First Nine Months 2002

			Fort James	Other Non-
	Georgia-	Fort James	Non-Guarantor	Guarantor	Consolidating	Consolidated
	Pacific Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Net sales	$7,412	$—	$5,263	$7,516	$(2,021)	$18,170

Costs and expenses
Cost of sales, excluding depreciation and amortization	6,312	—	3,636	6,163	(2,021)	14,090
Selling and distribution	349	—	486	665	—	1,500
Depreciation and amortization	339	—	251	184	—	774
General and administrative	387	—	228	191	—	806
Interest	439	140	20	54	—	653
Asset impairment	—	—	—	209	—	209
Other loss (income) including equity income in affiliates	242	(422)	3	3	196	22

Total costs and expenses	8,068	(282)	4,624	7,469	(1,825)	18,054

(Loss) income from continuing operations before income taxes	(656)	282	639	47	(196)	116
(Benefit) provision for income taxes	(155)	(52)	217	62	—	72

(Loss) income from continuing operations	(501)	334	422	(15)	(196)	44
Income from discontinued operation net of taxes	—	—	—	—	—	—

(Loss) income before extraordinary loss and accounting change	(501)	334	422	(15)	(196)	44
Extraordinary loss from early retirement of debt, net of taxes	—	—	—	—	—	—
Cumulative effect of accounting change net of taxes	—	—	—	(545)	—	(545)

Net (loss) income	$(501)	$334	$422	$(560)	$(196)	$(501)

Consolidating Statement of Income

First Nine Months 2001

			Fort James	Other Non-
	Georgia-	Fort James	Non-Guarantor	Guarantor	Consolidating	Consolidated
	Pacific Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Net sales	$7,223	$—	$5,057	$8,823	$(1,877)	$19,226

Costs and expenses
Cost of sales, excluding depreciation and amortization	6,109	—	3,451	7,176	(1,877)	14,859
Selling and distribution	354	—	432	764	—	1,550
Depreciation and amortization	386	—	391	248	—	1,025
General and administrative	372	—	216	218	—	806
Interest	585	155	27	86	—	853
Asset impairment	33	—	—	82	—	115
Other (income) loss including equity income	(169)	(311)	(14)	66	470	42

Total costs and expenses	7,670	(156)	4,503	8,640	(1,407)	19,250

(Loss) income from continuing operations before income taxes	(447)	156	554	183	(470)	(24)
(Benefit) provision for income taxes	(219)	(57)	243	298	—	265

(Loss) income from continuing operations	(228)	213	311	(115)	(470)	(289)
Income from discontinued operation net of taxes	—	—	—	73	—	73

(Loss) income before extraordinary loss and accounting change	(228)	213	311	(42)	(470)	(216)
Extraordinary loss from early retirement of debt, net of taxes	—	(12)	—	—	—	(12)
Cumulative effect of accounting change net of taxes	11	—	—	—	—	11

Net (loss) income	$(217)	$201	$311	$(42)	$(470)	$(217)

Consolidating Statement of Cash Flows

First Nine Months 2002

			Fort James	Other Non-
	Georgia-	Fort James	Non-Guarantor	Guarantor	Consolidating	Consolidated
	Pacific Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Cash provided by (used for) operations	$419	$(88)	$399	$59	$(29)	$760

Cash flows from investing activities
Property, plant and equipment investments	(230)	—	(136)	(73)	—	(439)
Proceeds from sales of assets	2	—	1	21	—	24
Other	—	—	(6)	(13)	—	(19)

Cash used for investing activities	(228)	—	(141)	(65)	—	(434)

Cash flows from financing activities
Net (decrease) increase in debt	136	(89)	(44)	(269)	—	(266)
Net change in intercompany payable	(279)	177	(199)	272	29	—
Cash dividends paid	(87)	—	—	—	—	(87)
Proceeds from option plan exercises	4	—	—	—	—	4
Employee stock purchase plan	37	—	—	—	—	37

Cash (used for) provided by financing activities	(189)	88	(243)	3	29	(312)

Increase in cash	2	—	15	(3)	—	14
Balance at beginning of year	—	—	13	18	—	31

Balance at end of year	$2	$—	$28	$15	$—	$45

Consolidating Statement of Cash Flows

First Nine Months 2001

			Fort James	Other Non-
	Georgia-	Fort James	Non-Guarantor	Guarantor	Consolidating	Consolidated
	Pacific Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Cash provided by (used for) operations	$807	$(110)	$479	$32	$(33)	$1,175

Cash flows from investing activities
Property, plant and equipment investments	(210)	—	(192)	(126)	—	(528)
Timber and timberlands purchases	—	—	—	(31)	—	(31)
Acquisitions	—	—	(44)	(61)	—	(105)
Proceeds from sales of assets	90	—	—	2,202	—	2,292
Other	—	—	—	(36)	—	(36)

Cash (used for) provided by investing activities	(120)	—	(236)	1,948	—	1,592

Cash flows from financing activities
Net (decrease) increase in debt	(2,262)	(337)	(48)	(133)	—	(2,780)
Net change in intercompany payable	1,560	447	(180)	(1,860)	33	—
Cash dividends paid	(146)	—	—	—	—	(146)
Proceeds from option plan exercises	124	—	—	—	—	124
Employee stock purchase plan	36	—	—	—	—	36

Cash (used for) provided by financing activities	(688)	110	(228)	(1,993)	33	(2,766)

Increase in cash	(1)	—	15	(13)	—	1
Balance at beginning of year	1	—	8	31	—	40

Balance at end of year	$—	$—	$23	$18	$—	$41

Consolidating Balance Sheet

As of September 28, 2002

			Fort James	Other Non-
	Georgia-	Fort James	Non-Guarantor	Guarantor	Consolidating	Consolidated
	Pacific Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Assets
Current assets
Cash	$2	$—	$28	$15	$—	$45
Receivables, less allowances	(29)	—	410	2,232	—	2,613
Inventories	857	—	947	746	—	2,550
Deferred income tax assets	33	—	68	(5)	—	96
Other current assets	853	—	480	265	(1,056)	542

Total current assets	1,716	—	1,933	3,253	(1,056)	5,846

Total property, plant and equipment, net	3,101	—	4,360	1,956	—	9,417

Goodwill, net	486	—	6,670	450	—	7,606

Intangible assets, net	38	—	657	—	—	695

Other assets	13,992	9,612	178	1,814	(23,559)	2,037

Total assets	$19,333	$9,612	$13,798	$7,473	$(24,615)	$25,601

Liabilities and shareholders’ equity
Current liabilities
Short-term debt	$1,976	$49	$30	$361	$—	$2,416
Accounts payable	603	—	563	620	—	1,786
Other current liabilities	948	—	520	375	(617)	1,226

Total current liabilities	3,527	49	1,113	1,356	(617)	5,428

Long-term debt, excluding current portion	7,827	1,255	370	135	—	9,587

Other long-term liabilities	2,517	—	1,639	2,772	(3,426)	3,502

Deferred income tax liabilities	189	—	1,064	558	—	1,811

Shareholders’ equity	5,273	8,308	9,612	2,652	(20,572)	5,273

Total liabilities and shareholders’ equity	$19,333	$9,612	$13,798	$7,473	$(24,615)	$25,601

Consolidating Balance Sheet

As of December 29, 2001

			Fort James	Other Non-
	Georgia-	Fort James	Non-Guarantor	Guarantor	Consolidating	Consolidated
	Pacific Corp.	Corp.	Subsidiaries	Subsidiaries	Adjustments	Amounts

	(in millions)
Assets
Current assets
Cash	$—	$—	$13	$18	$—	$31
Receivables, less allowances	35	—	675	1,642	—	2,352
Inventories	781	—	922	809	—	2,512
Deferred income tax assets	34	—	72	(5)	—	101
Other current assets	1,039	—	104	228	(907)	464

Total current assets	1,889	—	1,786	2,692	(907)	5,460

Total property, plant and equipment, net	3,169	—	4,428	2,195	—	9,792

Goodwill, net	761	—	6,627	877	—	8,265

Intangible assets, net	18	—	676	19	—	713

Other assets	13,770	9,370	196	1,769	(22,971)	2,134

Total assets	$19,607	$9,370	$13,713	$7,552	$(23,878)	$26,364

Liabilities and shareholders’ equity
Current liabilities
Short-term debt	$2,052	$159	$26	$619	$—	$2,856
Accounts payable	602	—	502	526	—	1,630
Other current liabilities	849	—	635	289	(449)	1,324

Total current liabilities	3,503	159	1,163	1,434	(449)	5,810

Long-term debt, excluding current portion	7,562	1,208	451	137	—	9,358

Senior deferrable notes	863	—	—	—	—	863

Other long-term liabilities	2,522	—	1,703	2,698	(3,341)	3,582

Deferred income tax liabilities	252	—	1,026	568	—	1,846

Shareholders’ equity	4,905	8,003	9,370	2,715	(20,088)	4,905

Total liabilities and shareholders’ equity	$19,607	$9,370	$13,713	$7,552	$(23,878)	$26,364